UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2018

Quad/Graphics, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	001-34806	39-1152983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N61 W23044 Harry's Way, Sussex, Wisconsin 53089-3995
(Address of principal executive offices, including zip code)

(414) 566-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 14, 2018, the Company held its 2018 annual meeting of shareholders (the "Annual Meeting"). At the Annual Meeting, the Company's shareholders voted on a proposal to elect all nine directors to the Company's Board of Directors for a one-year term to expire at the Company's 2019 annual meeting of shareholders.

As of the March 7, 2018 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 39,412,478 shares of the Company's class A common stock were outstanding and eligible to vote with an aggregate of 39,412,478 votes; and 13,841,703 shares of the Company's class B common stock were outstanding and eligible to vote with an aggregate of 138,417,030 votes. Approximately 92.1% of all votes were represented at the Annual Meeting in person or by proxy. The following is the final vote on the only matter presented for shareholder consideration at the Annual Meeting:

Election of Directors

The shareholders elected Mark A. Angelson, Douglas P. Buth, John C. Fowler, Stephen M. Fuller, Christopher B. Harned, J. Joel Quadracci, Kathryn Quadracci Flores, Jay O. Rothman and John S. Shiely as directors for a one-year term to expire at the Company's 2019 annual meeting of shareholders. The results of the votes were as follows:

	For		Withheld		Broker Non-Votes
Name	Votes	Percentage(1)	Votes	Percentage	Votes	Percentage(2)
Mark A. Angelson	162,918,737	99.5%	894,411	0.5%	—	N/A
Douglas P. Buth	160,455,771	98.0%	3,357,377	2.0%	—	N/A
John C. Fowler	147,366,667	90.0%	16,446,481	10.0%	—	N/A
Stephen M. Fuller	162,706,248	99.3%	1,106,900	0.7%	—	N/A
Christopher B. Harned	148,027,906	90.4%	15,785,242	9.6%	—	N/A
J. Joel Quadracci	150,147,285	91.7%	13,665,863	8.3%	—	N/A
Kathryn Quadracci Flores	148,187,697	90.5%	15,625,451	9.5%	—	N/A
Jay O. Rothman	153,271,236	93.6%	10,541,912	6.4%	—	N/A
John S. Shiely	162,547,965	99.2%	1,265,183	0.8%	—	N/A

______________________________

(1)Based on a total of all votes received and eligible to be counted as voted on this proposal at the Annual Meeting.

(2)"N/A" means that abstentions and/or broker non-votes do not have any effect on the voting results on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 17, 2018

QUAD/GRAPHICS, INC.

		By:	/s/ Jennifer J. Kent
Jennifer J. Kent
Executive Vice President of Administration & General Counsel and Secretary